9. Accounts Payable and Accrued Liabilities	12 Months Ended
Dec. 31, 2020
Payables and Accruals [Abstract]
Accounts Payable and Accrued Liabilities
9.	ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Trade payables are recognized initially at the transaction price and subsequently measured at the undiscounted amount of cash or other consideration expected to be paid. Accrued expenses are recognized based on the expected amount required to settle the obligation or liability.

The following table sets forth the components of the Company’s accrued liabilities at December 31, 2020 and 2019:

	December 31, 2020	December 31, 2019

Executive and employee compensation	$1,642,959	$1,237,531
Interest on convertible promissory notes	134,127	314,309
Other accrued expenses and liabilities	15,293	99,641
Total accrued liabilities	$1,792,379	$1,651,482